EXHIBIT 32.1

            Certification of Principal Executive Officer Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Park Electrochemical Corp. (the "Company") for the fiscal year ended February 25, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Brian E. Shore, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Brian E. Shore
--------------------------------------------
Name:  Brian E. Shore
Title: President and Chief Executive Officer
Date:  May 8, 2007